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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)     AUGUST 15, 2000


                              ORBCOMM GLOBAL, L.P.
             (Exact name of Registrant as specified in its charter)

         DELAWARE                        333-11149              54-1698039
(State or Other Jurisdiction            (Commission            (IRS Employer
    of Incorporation)                   File Number)         Identification No.)

                            21819 ATLANTIC BOULEVARD
                             DULLES, VIRGINIA 20166
               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code:        (703) 433-6300



          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (C)      EXHIBITS.

                     99.1       Press Release dated August 15, 2000



SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             ORBCOMM GLOBAL, L.P.


Date:  August 16, 2000                       By  /s/ MARY ELLEN SERAVALLI
                                                 Mary Ellen Seravalli
                                                 Senior Vice President and
                                                  General Counsel

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